Exhibit 99.1

Xenetic Biosciences and Santersus AG Announce Definitive Share Exchange Agreement to Create Global Leader in NET-Targeting Therapeutics

Transaction expected to create a Nasdaq-listed, multi-indication clinical-stage company focused on targeting neutrophil extracellular traps (NETs), a driver of disease across critical care, autoimmune disease, transplantation and oncology

Union of two companies brings together Santersus’ NucleoCapture® technology, designed to physically remove NETs from circulation, with Xenetic’s DNase technology, designed to enzymatically degrade NETs in tissue

Joint pipeline includes four first-in-class programs, including pivotal-stage programs in sepsis and systemic lupus erythematosus (SLE), both of which have received FDA Breakthrough Device Designation

Companies to host Business Update Conference Call and Webcast Today, Wednesday, September 16th at 8:30 AM ET

FRAMINGHAM, MA – (September 16, 2026) – Xenetic Biosciences, Inc. (Nasdaq: XBIO) (“Xenetic”), a biopharmaceutical company advancing its Deoxyribonuclease (“DNase”) technology, and Santersus AG (“Santersus”), a privately held therapeutic medical device company advancing its NucleoCapture® selective blood purification platform, today announced that they have entered into a definitive share exchange agreement pursuant to which Xenetic will, subject to stockholder approval, acquire all of the outstanding share capital of Santersus in exchange for newly issued shares of Xenetic in an all-stock transaction (the “Proposed Transaction”). The combined company is expected to continue to trade on the Nasdaq Capital Market as Santersus Bio, Inc. under new ticker symbol “SNTS.”

The Proposed Transaction is expected to create a Nasdaq-listed, multi-indication clinical-stage company focused on a single high-impact therapeutic target: neutrophil extracellular traps, or NETs. Increasing evidence implicates NETs in the pathology of diseases spanning critical care, autoimmune disease, transplantation and oncology. By combining two complementary approaches to targeting NETs, NucleoCapture®, which is designed to physically remove NETs from circulation, and Xenetic’s DNase technology, which is designed to enzymatically degrade NETs in tissue — the combined company is expected to have a differentiated therapeutic platform capable of targeting NET-driven disease through two distinct modalities.

“Therapeutic targeting of neutrophil extracellular traps is rapidly evolving as an important medical concept, and we believe bringing NucleoCapture and DNase together creates a uniquely positioned company focused on translating that biology into therapies across multiple areas of significant unmet medical need,” said James Ladtkow, Chief Executive Officer of Santersus AG. “NucleoCapture® and Xenetic’s DNase technology address the pathological signaling and biological effects mediated by NETs through complementary approaches, one removing NETs from circulation and the other degrading NETs in tissue. The combination is expected to bring four first-in-class clinical programs into a single company built around one therapeutic target, including pivotal-stage programs in sepsis and systemic lupus erythematosus that have each received FDA Breakthrough Device Designation”

Mr. Ladtkow continued, “We believe this combination provides an opportunity to establish a leadership position in an emerging therapeutic field while building a company with multiple potential value-creating clinical catalysts. I look forward to leading the combined organization and advancing therapies that have the potential to save lives and improve outcomes for patients across diseases where substantial unmet needs remain.”

“As a result of our strategic review process, the combination with Santersus will advance Xenetic closer to the clinic while continuing to advance our core technologies and maximizing stockholder value. Xenetic’s DNase technology was built on the insight that NETs have been implicated in the context of cancer pathogenesis and resistance to cancer therapies and can form mechanical barriers that impede T-cell penetration and occlude T-cell contact with tumor cells that can contribute to resistance to CAR-T therapy,” said James Parslow, Interim Chief Executive Officer and Chief Financial Officer of Xenetic Biosciences. “Santersus’ NucleoCapture® technology targets the same underlying biology across critical care, autoimmune disease and transplantation. Combining these technologies creates the opportunity to target NET biology on two fronts and expands the potential reach of the platform well beyond either company’s current programs independently.”

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Combined Clinical Pipeline

The combined company is expected to have a core pipeline comprising four first-in-class programs spanning critical care, autoimmune disease, transplantation and oncology:

NucleoCapture® for Sepsis

NucleoCapture® is being evaluated in a pivotal clinical study in patients with sepsis in combination with standard of care and has received U.S. Food and Drug Administration (“FDA”) Breakthrough Device Designation for this indication. NucleoCapture® is designed to address the dysregulated host response and resulting organ failure associated with sepsis rather than targeting the underlying infection alone.

NucleoCapture® for Systemic Lupus Erythematosus

NucleoCapture® is advancing toward a pivotal clinical study in patients with systemic lupus erythematosus (“SLE”) in combination with standard of care and has received a second FDA Breakthrough Device Designation. The program is being developed as a first-in-class, non-immunosuppressive approach to treating SLE through the removal of circulating NETs, with the potential to address both disease activity and associated type II symptoms.

NucleoCapture® for Liver Transplantation

NucleoCapture® is being developed for use during normothermic machine perfusion of donor livers with the goal of improving liver graft quality and transplantation outcomes and potentially expanding the pool of organs available for transplant. The program is ready to enter pivotal studies based on completed studies involving donated human livers.

DNase in Combination with Anti-CD19 CAR-T Cells for B-Cell Lymphoma

Xenetic’s DNase technology is being evaluated in a Phase 1b investigator-initiated study in Israel in combination with anti-CD19 CAR-T cells in patients with high-risk large B-cell lymphoma. Xenetic’s DNase technology is designed to degrade NETs in the tumor microenvironment, where they can shield tumor cells from immune attack, potentially addressing a mechanism of resistance to CAR-T therapy.

Complementary NET-Targeting Platforms

NucleoCapture® is a first-in-class selective apheresis platform designed to bind and remove NETs from the bloodstream or organ perfusion circuits. In addition to its three lead programs, the technology may have potential applications across additional autoimmune indications, neurodegeneration and acute and chronic organ injuries.

Xenetic’s DNase technology is a recombinant form of the human DNase I enzyme designed to degrade NETs and eliminate them from the tumor microenvironment. The technology is being evaluated in combination with anti-CD19 CAR-T cells in patients with large B-cell lymphoma and potential applications may include other hematologic and solid tumors as an adjunct to CAR-T therapies, bispecific T-cell engagers and immune checkpoint inhibitors.

Together, the two platforms are expected to provide the combined company with complementary approaches to the same underlying therapeutic target, removing NETs from circulation and organ perfusion systems with NucleoCapture® while degrading NETs within tissue with Xenetic’s DNase technology.

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Business Update Conference Call and Webcast

Xenetic and Santersus will host a business update conference call and webcast on Wednesday, September 16, 2026 at 8:30 AM ET to discuss the Proposed Transaction and provide an overview of the combined company, its complementary NET-targeting platforms, clinical pipeline and strategic priorities.

Conference Call and Webcast Details

Date: Wednesday, September 16th

Time: 8:30 AM ET

Webcast: Access here.

Dial-in: 877-524-8416 (Domestic) / +1 412-902-1028 (International)

A live webcast of the conference call will be available here. A replay of the webcast will be available following the live event and will be archived for a limited time.

About the Proposed Transaction

Pursuant to the share exchange agreement, Xenetic will acquire all of the outstanding share capital of Santersus in exchange for the issuance of newly issued shares of Xenetic common stock upon closing, subject to the satisfaction or waiver of customary closing conditions, including the receipt of the required approval of the Xenetic stockholders. On a pro forma basis, current Xenetic equity holders and Santersus equity holders will own approximately 15.0% and 85.0%, respectively, of the combined company calculated on a fully diluted basis and as-converted basis, subject to adjustment based on, among other things, Xenetic’s net cash (as defined in the share exchange agreement) balance at the closing of the transaction.

The key equity holders, directors and officers of Xenetic, as well as certain parties identified by Santersus, have signed lock-up agreements restricting transfers of the combined company’s stock for 180 days post-closing, subject to limited exceptions.

Following completion of the Proposed Transaction, Santersus will become a wholly owned subsidiary of Xenetic. The combined company is expected to be led by James Ladtkow, Chief Executive Officer of Santersus, together with the current Santersus management team. Xenetic Biosciences, Inc. is expected to be renamed Santersus Bio, Inc., with corporate headquarters in Framingham, Massachusetts. The combined company’s Board of Directors is expected to be composed of eight members, including two nominees from Xenetic and six nominees from Santersus.

The Proposed Transaction has been unanimously approved by the Board of Directors of Santersus. Xenetic’s Board of Directors – acting on the unanimous recommendation of its independent Special Committee – has also approved the Proposed Transaction and recommends that Xenetic stockholders vote in favor of the Proposed Transaction. The Proposed Transaction is expected to close in the fourth quarter of 2026, subject to approval by Xenetic stockholders, the shares of Xenetic common stock issuable in the Proposed Transaction having been approved for listing on Nasdaq, the effectiveness of a resale registration statement on Form S-1 to be filed with the U.S. Securities and Exchange Commission (“SEC”), and the satisfaction or waiver of other customary closing conditions.

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. is serving as U.S. legal advisor to Santersus and Lex Futura AG is serving as Swiss legal counsel to Santersus. Holland & Knight LLP is serving as legal advisor to Xenetic, and Canaccord Genuity is serving as financial advisor to Xenetic.

Additional information about the transaction will be provided in a Current Report on Form 8-K that will be filed by Xenetic with the SEC and will be available at http://www.sec.gov.

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About Xenetic Biosciences

Xenetic Biosciences, Inc. is a biopharmaceutical company focused on advancing innovative immuno-oncology technologies addressing difficult to treat cancers. The Company's proprietary DNase technology is designed to improve outcomes of existing treatments, including immunotherapies, by targeting neutrophil extracellular traps (NETs), which are involved in cancer progression. Xenetic is currently focused on advancing its systemic DNase program into the clinic as an adjunctive therapy for pancreatic carcinoma and locally advanced or metastatic solid tumors.

For more information, please visit the Company's website at www.xeneticbio.com and connect on X, LinkedIn, and Facebook.

About Santersus AG

Santersus AG is a therapeutic medical device company developing NucleoCapture® - its selective extracorporeal blood purification platform designed to selectively remove neutrophil extracellular traps (NETs) to treat acute and chronic conditions across critical care, autoimmunity and transplantation. For more information, please visit www.santersus.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the Proposed Transaction; the combined company’s listing on Nasdaq after closing of the Proposed Transaction; expectations regarding the ownership structure of the combined company; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of NucleoCapture and Xenetic’s DNase technology; anticipated clinical drug development activities and related timelines, including the expected timing for data and other clinical results; the competitive landscape of the combined company; the expected board composition of the combined company; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Xenetic, Santersus or the combined company’s control. Actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the Proposed Transaction are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the Proposed Transaction and the ability of each of Xenetic and Santersus to consummate the Proposed Transaction; (iii) risks related to each parties’ ability to manage its operating expenses and its expenses associated with the Proposed Transaction pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transaction; (v) the risk that as a result of adjustments to the exchange ratio, Xenetic stockholders and Santersus stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Xenetic common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the Proposed Transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transaction; (ix) the uncertainties associated with Xenetic platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its clinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the Proposed Transaction, including with respect to future financial and operating results, (xiv) risks related to the inability of the combined company to maintain compliance with Nasdaq listing requirements following closing of the Proposed Transaction, and the potential need for the combined company to effect a reverse stock split in order to satisfy Nasdaq listing requirements; (xv) risks related to the combined company raising additional working capital and financing its business; and (xvi) the other factors discussed under the heading “Risk Factors” in Xenetic’s most recent Annual Report on Form 10-K and other filings with the SEC, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in filings that Xenetic makes and will make with the SEC in connection with the Proposed Transaction, including Xenetic’s Proxy Statement described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Xenetic, Santersus and the combined company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to subscribe for, buy or sell or the solicitation of an offer to subscribe for, buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of, or offer to sell or buy, securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is for informational purposes only. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the proposed acquisition transaction involving Xenetic and Santersus and may be deemed to be solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, Xenetic will file with the SEC a Proxy Statement and Registration Statement on Form S-1. Each party may also file other documents regarding the Proposed Transaction with the SEC. Investors and security holders are urged to read carefully the proxy statement, registration statement on Form S-1, and other relevant documents filed or will be filed with the SEC, as well as any amendments or supplements thereto and any documents incorporated by reference therein, in their entirety if and when they become available because they contain or will contain important information about the proposed transaction, related matters and the parties to the proposed transaction.

Investors and security holders may obtain a free copy of the Proxy Statement, the Registration Statement on Form S-1, and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at http://www.sec.gov. Copies of the documents (when they become available) filed with the SEC by Xenetic Biosciences will be available free of charge on Xenetic’s website at www.xeneticbio.com.

Participants in the Solicitation

Xenetic, and its directors and executive officers, and Santersus, and its directors and officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Xenetic in connection with the Proposed Transaction under the rules of the SEC. Information about the interests of these directors and executive officers and other persons who may be deemed to be participants in the solicitation of stockholders of Xenetic in connection with the Proposed Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Proposed Transaction, which will be filed with the SEC. Additional information about Xenetic, the directors and executive officers of Xenetic and their ownership of Xenetic common stock can also be found in its Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 12, 2026, and amended on April 24, 2026, and its definitive proxy statement, as filed with the SEC on October 31, 2025, and other documents subsequently filed by Xenetic with the SEC. Free copies of these documents may be obtained as described above. To the extent holdings of Xenetic securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or are expected to be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the Proposed Transaction when it is filed with the SEC.

Contact:

JTC Team, LLC

Jenene Thomas

(908) 824-0775

xbio@jtcir.com

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